Exhibit 10.1

JOINDER AND ASSUMPTION AGREEMENT

This JOINDER AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of December 31, 2007, is made by EMGATE SOLUTIONS GROUP, LLC, a Delaware limited liability company, CLEARPOINT WORKFORCE, LLC, a Delaware limited liability company, ASG, LLC, a Florida limited liability company, CLEARPOINT HRO, LLC, a Delaware limited liability company, CLEARPOINT HR, LLC, a Delaware limited liability company, ASG, LLC, a Rhode Island limited liability company, and MERCER VENTURES, INC., a Delaware corporation (collectively, the “New Subsidiaries” and each individually, a “New Subsidiary”), in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (in such capacity, the “Administrative Agent”) for the lenders and financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below.

WITNESSETH:

WHEREAS, Clearpoint Business Resources, Inc., a Delaware corporation (the “Borrower”), the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 23, 2007, as amended by a First Amendment thereto dated as of July 13, 2007 (as the same may be further amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower and each of the Subsidiaries of the Borrower (other than the New Subsidiaries) (individually a “Debtor” and collectively, the “Debtors”) and the Administrative Agent are parties to that certain Security Agreement dated as of February 23, 2007 (as the same may be amended, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, each of the Subsidiaries of the Borrower (other than the New Subsidiaries) (individually, a “Guarantor” and collectively, the “Guarantors”) and the Administrative Agent are parties to that certain Guaranty dated as of February 23, 2007 (as the same may be amended, supplemented or otherwise modified, the “Guaranty”).

WHEREAS, each of the New Subsidiaries is a wholly-owned direct or indirect subsidiary of the Borrower and, in consideration of the Lenders’ continuing obligations under the Credit Agreement, and as required by Section 5.15 of the Credit Agreement, each of the New Subsidiaries is executing and delivering this Agreement.

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, each of the New Subsidiaries, intending to be legally bound, hereby agrees as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2. Joinder. Each of the New Subsidiaries hereby agrees that upon the effectiveness hereof, each New Subsidiary is, and shall be deemed to be, a Debtor under the Security Agreement and a Guarantor under the Guaranty with all of the rights and obligations of a Debtor and Guarantor, respectively, thereunder, and the terms Debtor and Guarantor when used in any Loan Document shall include each of the New Subsidiaries. Confirming such joinder (i) each of the New Subsidiaries hereby grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the Collateral (as defined in the Security Agreement) now owned or at any time hereafter acquired by such New Subsidiary or in which such New Subsidiary now has or at any time in the future may acquire any right, title or interest, (ii) each of the New Subsidiaries hereby unconditionally and irrevocably guarantees to the Administrative Agent and the Lenders the prompt and complete payment and performance by the Borrower when due of the Obligations, and (iii) each of the New Subsidiaries shall be liable to the Administrative Agent for, and hereby assumes and agrees to be liable for, all of the obligations and liabilities of a Debtor and Guarantor, as the case may be, under the Security Agreement and Guaranty, respectively, to the same extent as if it were an original signatory to those documents as a Debtor and Guarantor, as the case may be. Each of the New Subsidiaries hereby agrees with the Administrative Agent that it shall perform, comply with and be subject to and be bound by, each of the terms, provisions and conditions of the Security Agreement and the Guaranty. Without limiting the generality of the foregoing, each of the New Subsidiaries hereby represents and warrants that (i) each of the representations and warranties set forth with respect to a Debtor or a Guarantor in the Security Agreement and the Guaranty is true and correct as to such New Subsidiary on and as of the date hereof as if made on and as of the date hereof by such New Subsidiary, and (ii) such New Subsidiary has heretofore received a true and correct copy of the Credit Agreement, the Security Agreement, the Guaranty and each of the other Loan Documents (including any amendments, supplements or waivers thereto) as in effect on the date hereof.

Each of the New Subsidiaries hereby authorizes the Administrative Agent to file any Uniform Commercial Code financing or continuation statement on behalf of such New Subsidiary. Any such financing or continuation statement may describe the Collateral (as defined in the Security Agreement) as “all assets”, “all personal property” or similar designation. Each New Subsidiary hereby ratifies any filing by the Administrative Agent of financing statements prior to the date hereof with respect to the Collateral (as defined in the Security Agreement). Each of the New Subsidiaries also agrees to deliver (or cause to be delivered) or execute and deliver (or to cause to be executed and delivered) at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be requested by the Administrative Agent, including without limitation, resolutions of the board of directors or other applicable body authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, true and correct copies of its organizational documents and an incumbency certificate.

3. Additional Representations and Warranties. Each of the New Subsidiaries hereby represents and warrants to the Administrative Agent that:

a. There exists no Default or Event of Default under the Loan Documents and no such Default or Event of Default will occur as a result of the execution, delivery or performance of this Agreement;

b. The execution and delivery of this Agreement has been duly authorized by all requisite action on behalf of such New Subsidiary, and this Agreement and any other Loan Document to which it is a party, or is deemed to be a party by virtue of this

Agreement, constitute the legal, valid and binding obligations of such New Subsidiary, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

c. The schedules to the Security Agreement (as effective immediately after the effectiveness hereof) are accurate and complete.

4. Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of (a) counterparts hereof duly executed by each of the New Subsidiaries and acknowledged by the Borrower and the Administrative Agent and (b) all other documents, agreements, and instruments required by the Administrative Agent pursuant to the terms hereof.

5. Security Agreement Schedules; Limited Effect. Schedules I, II, III, IV, V, VI, VII, VIII and IX hereto which relate to the New Subsidiaries shall supplement their respective counterparts attached to the Security Agreement and the Security Agreement shall hereby be amended, without further action, by adding such Schedules to the counterpart Schedules attached to the Security Agreement in effect immediately prior to the effectiveness of this Agreement. Except as expressly amended by this Agreement, the Security Agreement, the Guaranty and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms.

6. Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

b. Successor and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of each of the New Subsidiaries, the Administrative Agent and the Lenders and their respective successors and assigns.

c. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument. Signature by facsimile shall bind the parties hereto.

d. Headings. The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision hereof.

e. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought

[Signatures to appear on the following page]

IN WITNESS WHEREOF, each of the New Subsidiaries has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date and year first above written and the Administrative Agent and the Borrower have caused this Agreement to be acknowledged, executed and delivered by its proper and duly authorized officer as of the day and year first above written.

EMGATE SOLUTIONS GROUP, LCC, a Delaware limited liablity company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

CLEARPOINT WORKFORCE, LLC, a Delaware limited liability company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

ASG, LLC, a Florida limited liability company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

CLEARPOINT HRO, LLC, a Delaware limited liability company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

CLEARPOINT HR, LLC, a Delaware limited liability company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

ASG, LLC, a Rhode Island limited liability company

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

MERCER VENTURES, INC., a Delaware corporation

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent

By:	/s/ David Mills
Name:	David Mills
Title:	Vice President

CLEARPOINT BUSINESS RESOURCES, INC., as the Borrower

By:	/s/ Michael Traina
Name:	Michael Traina
Title:	CEO

5